STATE STREET RESEARCH MONEY MARKET FUND
Prospectus

March 16, 1998


The investment objective of State Street Research Money Market Fund (the "Fund") is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities as well as high quality, short-term money market instruments such as bank certificates of deposit, bankers' acceptances and such short-term corporate debt securities as commercial paper and master demand notes.

     As of September 30, 1997, the Fund's investments consisted predominantly of corporate debt securities. The Investment Manager presently anticipates that it will continue to emphasize such securities in managing the Fund's portfolio.


     State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of January 31, 1998, the Investment Manager had assets of approximately $48.1 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.


     Shareholders may have their shares redeemed directly by the Fund at the net asset value next determined on the basis of amortized cost after the Application and payment are received and accepted on behalf of the Fund, plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges. The Fund will invest in U.S. dollar-denominated high quality securities having remaining maturities of 397 calendar days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund follows these policies in seeking to maintain a constant net asset value of $1.00 per share. The Fund's net asset value is determined on each business day as of 12 noon and as of the close of trading on the New York Stock Exchange (the "NYSE").


     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated March 16, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.


     The Fund is a diversified series of State Street Research Money Market Trust (the "Trust"), an open-end management investment company.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     The Fund offers multiple classes of shares which may be purchased at the next determined net asset value per share plus, in the case of Class B and Class C shares only, a sales charge which is imposed on a deferred basis. Class B and Class C shares are offered solely in connection with exchanges from Eligible Funds. Only Class E and Class S shares are offered for direct purchase. See "Purchase of Shares--Alternative Purchase Program" and "Shareholder Services--Exchange Privilege."

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class E shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

     Class C shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Prior to November 1, 1997, this class of shares was designated as Class D shares.

     Class E shares are not subject to any initial or contingent deferred sales charges. Class E shares do not pay any distribution or service fees.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. Prior to November 1, 1997, this class of shares was designated as Class C shares.

                                              Table of Expenses
-------------------------------------------------------------------------------------------------------------
                                                                Class B      Class C     Class E     Class S
                                                               ----------   ----------   ---------   --------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases (as a percentage
   of offering price) ......................................      None         None       None        None
  Maximum Deferred Sales Charge (as a percentage of net
   asset value at time of purchase or redemption, whichever
   is lower) ...............................................        5%           1%       None        None
  Maximum Sales Charge Imposed on Reinvested Dividends (as a
   percentage of offering price)    ........................      None         None       None        None
  Redemption Fees (as a percentage of amount redeemed,
   if applicable) ..........................................      None         None       None        None
  Exchange Fee .............................................      None         None       None        None

------------
(1) The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class B or Class C shares may, over a period of years, pay more than the economic equivalent of a maximum sales charge permissible under applicable rules. See "Purchase of Shares."

Table of Contents                         Page
----------------------------------------------

Table of Expenses ......................     2
Financial Highlights ...................     4
Yield Information ......................     6
The Fund's Investments .................     6
Limiting Investment Risk ...............     7
Purchase of Shares .....................     8
Redemption of Shares ...................    14
----------------------------------------------

Table of Contents                         Page
----------------------------------------------

Service Center .........................    16
The Fund and its Shares ................    20
Management of the Fund .................    21
Dividends and Distributions; Taxes .....    22
Other Investment Practices .............    22
Calculation of Performance Data ........    23
----------------------------------------------

                                                                    Class B        Class C         Class E     Class S
                                                                    ------------   ------------   ----------   ------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fee ................................................       0.50%          0.50%         0.50%         0.50%
  12b-1 Fees ....................................................       1.00%          1.00%         None          None
  Other Expenses ................................................       0.41%          0.41%         0.41%         0.41%
   Less Voluntary Reduction .....................................      (0.26%)        (0.26%)       (0.26%)       (0.26%)
                                                                       -----          -----         -----         -----
    Total Fund Operating Expenses (after voluntary reduction) ...       1.65%          1.65%         0.65%         0.65%
                                                                       =====          =====         =====         =====

Example:
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                              1 Year     3 Years     5 Years     10 Years
                              ------     -------     -------     --------
 Class B shares(1) ........     $67         $82        $110        $169
 Class C shares ...........     $27         $52        $ 90        $195
 Class E shares ...........     $ 7         $21        $ 36        $ 81
 Class S shares ...........     $ 7         $21        $ 36        $ 81

----------
You would pay the following expenses on the same investment, assuming no redemption:

                               1 Year     3 Years     5 Years    10 Years
                               ------     -------     -------    --------
 Class B shares(1) ........     $17         $52         $90        $169
 Class C shares ...........     $17         $52         $90        $195

------------
(1) Ten-year figures assume conversion of Class B shares to Class E shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended March 31, 1997, as adjusted to reflect an increase in the voluntary assumption of fees and expenses commencing April 1, 1997; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

     The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. For the fiscal year ended March 31, 1997, Total Fund Operating Expenses as a percentage of average net assets of Class B, Class C, Class E and Class S shares of the Fund would have been 1.91%, 1.91%, 0.91% and 0.91%, respectively, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates, which amounted to 0.16% of average net assets of each of the Class B, Class C, Class E and Class S shares of the Fund. The Fund expects the subsidization of fees or expenses to continue in the current year, although it cannot give complete assurance that such assistance will be received.

Financial Highlights

The data set forth below for the periods through March 31, 1997 has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the five years ended March 31, 1997 is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.


                                                                       Class B
                                                          ---------------------------------
                                                             Six months
                                                                ended                Year
                                                            September 30,            ended
                                                                1997                March 31
                                                             (Unaudited)             1997
-------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................       $1.000               $1.000
                                                                ------               ------
Net investment income* ..................................         .020                 .037
Dividends from net investment income ....................        (.020)               (.037)
                                                                ------               ------
Net asset value, end of period ..........................       $1.000               $1.000
                                                                ======               ======
Total return ............................................         2.02%++              3.72%+
Net assets at end of period (000s) ......................      $14,309              $15,982
Ratio of operating expenses to average net assets* ......         1.65%[dbldag]        1.75%
Ratio of net investment income to average net assets*             3.99%[dbldag]        3.69%
*Reflects voluntary assumption of fees or expenses per
 share in each period ...................................        $.001                $.002


                                                                             Class B
                                                              -------------------------------------
                                                                      Year ended March 31
                                                              -------------------------------------
                                                               1996           1995            1994**
                                                              ------         ------          ------
Net asset value, beginning of period ....................     $1.000         $1.000          $1.000
                                                              ------         ------          ------
Net investment income* ..................................       .041           .032            .012
Dividends from net investment income ....................      (.041)         (.032)          (.012)
                                                              ------         ------          ------
Net asset value, end of period ..........................     $1.000         $1.000          $1.000
                                                              ======         ======          ======
Total return ............................................       4.16%+         3.27%+          1.27%++
Net assets at end of period (000s) ......................    $11,884         $9,322          $3,028
Ratio of operating expenses to average net assets* ......       1.75%          1.75%           1.75%[dbldag]
Ratio of net investment income to average net assets*           4.06%          3.53%           1.54%[dbldag]
*Reflects voluntary assumption of fees or expenses per
 share in each period ...................................      $.003          $.004           $.007


                                                                       Class C****
                                                          ---------------------------------
                                                             Six months
                                                                ended                Year
                                                            September 30,            ended
                                                                1997                March 31
                                                             (Unaudited)             1997
                                                            -------------           -------
Net asset value, beginning of period ....................       $1.000              $1.000
                                                                ------              ------
Net investment income* ..................................         .020                .037
Dividends from net investment income ....................        (.020)              (.037)
                                                                ------               -----
Net asset value, end of period ..........................       $1.000              $1.000
                                                                ======              ======
Total return ............................................         2.02%++             3.72%+
Net assets at end of period (000s) ......................         $831                $959
Ratio of operating expenses to average net assets* ......         1.65%[dbldag]       1.75%
Ratio of net investment income to average net assets*             3.98%[dbldag]       3.68%
*Reflects voluntary assumption of fees or expenses per
 share in each period ...................................        $.001               $.002


                                                                             Class C
                                                              -------------------------------------
                                                                      Year ended March 31
                                                              -------------------------------------
                                                               1996           1995            1994**
                                                              ------         ------          ------
Net asset value, beginning of period ....................    $1.000          $1.000           $1.000
                                                             ------          ------           ------
Net investment income* ..................................      .041            .032             .013
Dividends from net investment income ....................     (.041)          (.032)           (.013)
                                                             ------          ------           ------
Net asset value, end of period ..........................    $1.000          $1.000           $1.000
                                                             ======          ======           ======
Total return ............................................      4.16%+          3.28%+           1.30%++
Net assets at end of period (000s) ......................    $1,964            $842             $174
Ratio of operating expenses to average net assets* ......      1.75%           1.75%            1.75%[dbldag]
Ratio of net investment income to average net assets*          4.08%           3.30%            1.54%[dbldag]
*Reflects voluntary assumption of fees or expenses per
 share in each period ...................................     $.003           $.005            $.002

------------

**   June 1, 1993 (commencement of share class designations) to March 31, 1994.

**** Prior to November 1, 1997, Class C shares were designated as Class D shares.

[dbldag] Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses
--------------------------------------------------------------------------------

                                                                          Class E
                           -------------------------------------------------------------------------------------
                            Six months
                               ended
                           September 30,                              Year ended March 31
                                1997             ---------------------------------------------------------------
                            (Unaudited)           1997             1996               1995              1994***
----------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period ...........             $1.000             $1.000            $1.000            $1.000             $1.000
                                ------             ------            ------            ------             ------
Net investment
 income* ..........               .025               .047              .051              .042               .025
Dividends from
 net investment
 income ...........              (.025)             (.047)            (.051)            (.042)             (.025)
                                 -----              -----             -----             -----              -----
Net asset value,
 end of period ....             $1.000             $1.000            $1.000            $1.000             $1.000
                                ======             ======            ======            ======             ======
Total return ......               2.53%++            4.78%+            5.20%+            4.31%+             2.48%+
Net assets at end
 of period (000s) .           $202,911           $192,360          $197,109          $150,491           $138,129
Ratio of operating
 expenses to
 average net
 assets* ..........               0.65%[dbldag]      0.75%             0.75%             0.75%              0.75%
Ratio of net
 investment
 income to average
 net assets* ......               5.00%[dbldag]      4.69%             5.06%             4.26%              2.46%
*Reflects voluntary
 assumption of fees
 or expenses per
 share in each
 period ...........              $.001              $.002             $.003             $.006              $.003



                                                                             Class E
                                -----------------------------------------------------------------------------------------------
                                                                        Year ended March 31
                                -----------------------------------------------------------------------------------------------
                                 1993              1992             1991              1990              1989             1988
                                -------           -------          -------           -------           ------           -------
Net asset value,
 beginning of
 period ...........             $1.000            $1.000            $1.000            $1.000           $1.000           $1.000
                                ------            ------            ------            ------           ------           ------
Net investment
 income* ..........               .028              .048              .072              .083             .074             .062
Dividends from
 net investment
 income ...........              (.028)            (.048)            (.072)            (.083)           (.074)           (.062)
                                 -----             -----             -----             -----            -----            -----
Net asset value,
 end of period ....             $1.000            $1.000            $1.000            $1.000           $1.000           $1.000
                                ======            ======            ======            ======           ======           ======
Total return ......               2.88%+            4.85%+            7.47%+            8.61%+           7.68%+           6.32%+
Net assets at end
 of period (000s) .           $149,831          $168,088          $185,839          $122,002          $63,711          $59,952
Ratio of operating
 expenses to
 average net
 assets* ..........               0.75%             0.75%             0.75%             0.75%            0.77%            0.80%
Ratio of net
 investment
 income to average
 net assets* ......               2.84%             4.77%             7.21%             8.23%            7.44%            6.16%
*Reflects voluntary
 assumption of fees
 or expenses per
 share in each
 period ...........              $.001             $.001             $.002             $.003            $.003            $.002


                                                                       Class S****
                                                          -------------------------------------
                                                                Six months
                                                                  ended               Year
                                                               September 30,         ended
                                                                   1997             March 31
                                                               (Unaudited)           1997
                                                          ------------------------- -----------
Net asset value, beginning of period .................            $1.000             $1.000
                                                                  ------             ------
Net investment income* ...............................              .025               .047
Dividends from net investment income .................             (.025)             (.047)
                                                                   -----              -----
Net asset value, end of period .......................            $1.000             $1.000
                                                                  ======             ======
Total return .........................................              2.53%++            4.78%+
Net assets at end of period (000s) ...................           $13,796            $14,710
Ratio of operating expenses to average net assets* ...              0.65%[dbldag]      0.75%
Ratio of net investment income to average net assets*               4.99%[dbldag]      4.69%
*Reflects voluntary assumption of fees or expenses per
 share in each period ................................             $.001              $.002



                                                                                Class S****
                                                                  ---------------------------------------
                                                                          Year ended March 31
                                                                  ---------------------------------------
                                                                   1996            1995            1994
                                                                  ------          ------          -------
Net asset value, beginning of period .................            $1.000          $1.000          $1.000
                                                                  ------          ------          ------
Net investment income* ...............................              .051            .042            .021
Dividends from net investment income .................             (.051)          (.042)          (.021)
                                                                   -----           -----           -----
Net asset value, end of period .......................            $1.000          $1.000          $1.000
                                                                  ======          ======          ======
Total return .........................................              5.20%+          4.31%+          2.08%++
Net assets at end of period (000s) ...................           $16,191          $7,886          $1,786
Ratio of operating expenses to average net assets* ...              0.75%           0.75%           0.75%[dbldag]
Ratio of net investment income to average net assets*               5.03%           4.66%           2.54%[dbldag]
*Reflects voluntary assumption of fees or expenses per
 share in each period ................................             $.003           $.003           $.006

------------

**   June 1, 1993 (commencement of share class designations) to March 31, 1994.

*** Effective November 30, 1993, the Fund discontinued offering Class A shares and any existing Class A shares were redesignated Class E shares. Net investment income and dividends amounted to $.011 per share for Class A shares during the period June 1, 1993 (commencement of share class designations) to November 30, 1993.

**** Prior to November 1, 1997, Class S shares were designated as Class C shares.

[dbldag] Annualized.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses
--------------------------------------------------------------------------------

Yield Information

For the seven-day period ended December 31, 1997, the simple annualized yield of the Fund's Class B, Class C, Class E and Class S shares was 4.11%, 4.11%, 5.11% and 5.11%, respectively; the compounded effective yield of the Fund's Class B, Class C, Class E and Class S shares was 4.19%, 4.19%, 5.24% and 5.24%, respectively; and the Fund had a weighted average maturity of investments of 40 days.


The Fund's Investments

The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities as well as high-quality, short-term money market instruments such as bank certificates of deposit, bankers' acceptances and such short-term corporate debt securities as commercial paper and master demand notes. The Fund's investment objective is a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.

     The Fund invests only in U.S. dollar-denominated high quality securities as described in this paragraph. At least 95% of the Fund's assets will consist of government securities and "first tier" eligible securities as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which have been (i) rated by at least two nationally recognized statistical rating organizations (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.) in the highest rating category for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in the highest rating category, or (iii) if unrated, determined to be comparable to such securities. The balance of the Fund's assets will be invested in "second tier" eligible securities as defined in Rule 2a-7. See the Statement of Additional Information.

     All securities in which the Fund invests have remaining maturities of 397 calendar days or less at the date of acquisition. The Fund also maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund follows these policies in seeking to maintain a constant net asset value of $1.00 per share, although there is no assurance it can do so on a continuing basis.


     Investors should recognize that in periods of declining interest rates the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be true. Securities in which the Fund invests may not produce as high a level of income as can be obtained from securities with longer maturities or those having a lesser degree of quality.


Corporate Obligations

The Fund may invest in U.S. dollar-denominated high quality corporate debt securities such as commercial paper and bonds and long-term unsecured debentures with remaining maturities of 397 calendar days or less. Such commercial paper may be issued by domestic subsidiaries of foreign banks or bank holding companies. The Investment Manager will monitor the value of the Fund's investments in commercial paper, taking into account such factors as the issuer's earning power, cash flow and other liquidity ratios. For further information concerning debt securities ratings and permissible money market investments of the Fund, see the Statement of Additional Information.

     In making investments in qualifying foreign securities, up to 15% of the Fund's total assets may be invested, subject to compliance with applicable issuer diversification and quality limitations, in U.S. dollar-denominated short-term Canadian Government and corporate money market instruments of the type described above. See "Other Investment Practices--Foreign Banks and Securities" herein.

Bank Obligations

Money market instruments of nongovernmental issuers may include but are not limited to obligations of U.S. banks that are members of the Federal Deposit

Insurance Corporation ("FDIC"), including their foreign branches (Eurodollars), obligations of U.S. branches or agencies of foreign banks (Yankee dollars), obligations of foreign branches of foreign banks and obligations of savings banks or savings and loan associations that are members of the FDIC (including certificates of deposit, U.S. dollar-denominated time deposits maturing in seven days or less (provided that not more than 10% of the Fund's total assets will be invested in time deposits with maturities of two to seven days) and bankers' acceptances), provided that any such institution has, at the date of investment, capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50,000,000.

U.S. Government and Related Obligations

Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities in which the Fund may invest include (a) direct obligations of the U.S. Treasury, including bills, bonds and notes; and (b) obligations issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities and supported by any of (i) the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association participation certificates); (ii) the right of the issuer to borrow a limited amount from the U.S. Treasury; (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (e.g., securities of the Federal National Mortgage Association); or (iv) the credit of the agency or instrumentality (e.g., securities of a Federal Home Loan Bank). In addition, the Fund may invest in obligations of mixed-ownership Government Corporations such as Resolution Funding Corporation. The Fund may also invest in repurchase agreements with respect to such instruments, subject to certain limitations, and purchase securities on a "when issued" basis. See "Other Investment Practices."

     Securities issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are currently traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The interest and principal payments on the U.S. Treasury securities underlying STRIPS are direct obligations of the U.S. Government.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain investment restrictions. Under these restrictions, the Fund may not (a) purchase a security of any one issuer; if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund or (b) make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry; except that the Fund will invest more than 25% of its total assets in the financial services industry. None of the above restrictions applies to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and the restriction in clause
(b) does not apply to investments in obligations of banks.


     The Fund will not lend money directly to natural persons, however it may lend portfolio securities and purchase bonds and other debt instruments and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities or other high quality securities.

     The restrictions set forth above may be changed only by a vote of the holders of a majority of the Fund's outstanding voting securities.

     The Fund may not purchase any security or enter into a repurchase agreement if as a result more than 10% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days.

     For further discussion of these and other investment restrictions including nonfundamental restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.


Information on the Purchase of Shares, Redemptions of Shares and Shareholder Services is set forth on pages 8 to 20 below.


The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Account ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials below following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase

Through Dealers and Others


Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor at a price which is expected to be maintained at $1.00 per share plus the applicable sales charge. Purchases through dealers are confirmed at the offering price plus the applicable sales charge next determined after the order is duly received by State Street Research Service Center ("Service Center"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

Purchases made by check are normally effective as of the business day after the check is received by the Service Center and delivered by the Service Center to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent"), and accrue dividends commencing the business day after the effective date, subject to collection conditions. As more fully described below, certain large purchases made with Federal Funds received by 12 noon Boston time on any business day will normally be effective and accrue dividends commencing that day. Other purchases made with Federal Funds received after 12 noon and before 4 P.M. Boston time on any business day will normally be effective that day and accrue dividends commencing the next business day.


By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


Additional shares may be purchased by mailing to the Service Center a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. The Service Center will deliver the purchase order to the Transfer Agent.


     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify the Service Center at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

       ABA #011000028
       State Street Bank and Trust Company
       Boston, MA
       BNF=State Street Research Money Market Fund and class of shares
           (B, C, E or S)
       AC=99029761
      OBI=Shareholder Name
          Shareholder Account Number
          Control #K (assigned by State Street
          Research Service Center)

     In order for an investment to be effective on the same day Federal Funds are received and also accrue dividends for that day, (i) the investor must notify the Service Center by telephone by 9:30 A.M. Boston time on that day of the investor's intention to make such investment for a minimum amount of $25,000; and (ii) the Federal Funds must be received by 12 noon Boston time that same day. To facilitate the timely processing of such investments, an investor may establish special bank accounts and make other direct arrangements with the Custodian, subject to related charges by the Custodian payable directly by the investor. Transactions processed through such accounts are only subject to the minimum amounts noted under the subcaption "Minimum Investment" below and will be treated as the equivalent of a Federal Funds wire for purposes of making investments and remitting redemption proceeds hereunder. The use of such special accounts may be terminated by the Fund, and special policies, procedures and limitations applicable to such special accounts may be adopted without notice at any time. Contact the Distributor for further information.

     Wire investments not made as provided above will nonetheless be effective on the same day if (i) the investor notifies the Service Center of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire is received by 4 P.M. Boston time that same day. Dividends on such wire investments will commence on the business day after the effective date of the purchase.


     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment

                                          Class of Shares
                              ---------------------------------------
                                 B          C         E            S
                              ------     ------     ------        ---
Minimum Initial Investment
 By Wire .................    $5,000     $5,000     $5,000        (a)
 IRAs ....................    $2,000     $2,000     $2,000        (a)
 By Investamatic .........    $1,000     $1,000     $1,000        (a)
 All other ...............    $2,500     $2,500     $2,500        (a)
Minimum Subsequent Investment
 By Wire .................    $5,000     $5,000     $5,000        (a)
 IRAs ....................    $  50      $   50     $   50        (a)
 By Investamatic .........    $  50      $   50     $   50        (a)
 All other ...............    $  50      $   50     $   50        (a)

(a) Special conditions apply; contact the Distributor.

The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).

Alternative Purchase Program

General

Alternative classes of shares permit investors to exchange their shares of an Eligible Fund for shares of the corresponding class of the Fund. Only Class E and Class S shares will be issued to investors purchasing shares of the Fund other than by an exchange from an Eligible Fund. Class E and Class S shares do not pay any distribution or service fees.

     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:

                               CLASS B                        CLASS C              CLASS E     CLASS S
                     ----------------------------   ---------------------------   ---------   --------
Sales Charges        Contingent deferred sales      Contingent deferred sales     None        None
                     charge of 5% to 2%             charge of 1% applies to
                     applies to any shares          any shares redeemed
                     redeemed within first five     within one year following
                     years following their          their purchase
                     purchase; no contingent
                     deferred sales charge after
                     five years

Distribution Fee     0.75% for first eight          0.75% each year               None        None
                     years; Class B shares
                     convert automatically to
                     Class E shares after eight
                     years

Service Fee          0.25% each year                0.25% each year               None        None

Initial              4%                             1%                            None        None
Commission
Received by
Selling
Dealer

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

     Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class C shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class C shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

     Class B and Class C shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class E shares. Class C shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

     Class S shares are available through certain employee benefit plans, and special programs with financial intermediaries, among other arrangements.


     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay its affiliate, MetLife Securities, Inc., additional compensation of up to 0.25% of certain sales or assets.


Class B Shares--Contingent Deferred Sales Charges

Class B shares are offered solely in connection with exchanges from Eligible Funds.

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such shares until the shares convert to Class E shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                               Contingent Deferred
                                                  Sales Charge
                                                As A Percentage Of
Redemption During                              Net Asset Value
--------------------------------------------   --------------------
1st Year Since Purchase   ..................           5%
2nd Year Since Purchase   ..................           4%
3rd Year Since Purchase   ..................           3%
4th Year Since Purchase   ..................           3%
5th Year Since Purchase   ..................           2%
6th Year Since Purchase and Thereafter   ...          None


     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund, as described below, will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. ("Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time.) These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

Conversion of Class B Shares to Class E Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class E shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per-share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class E shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Spread Sales Charges

Class C shares are offered solely in connection with exchanges from Eligible Funds.

     The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class C shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class C shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class C shares without an initial sales charge.

     Class C shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Class E Shares--General; No Sales Charge

The purchase price of a Class E share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

     Class E shares may have also been issued directly or through exchanges to certain shareholders of the Fund or other Eligible Funds who previously held shares which are not subject to any future sales charge or service fees or distribution fees.

Class S Shares--Special Programs; No Sales Charge

The purchase price of a Class S share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


     In general, Class S shares are available for new investments by certain large institutions, advisory accounts of the Investment Manager, and employee benefit plans and other investors which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates for which Class S shares have been designated. In addition, Class S shares are available through special programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor.


     Class S shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of 12 noon and as of the close of the NYSE exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Net asset value per share is calculated by adding the value of all instruments and other assets of the Fund, deducting its actual and accrued liabilities, and dividing the difference by the number of shares outstanding.

     The Fund's portfolio instruments are valued on the basis of the amortized cost valuation method. This involves valuing an instrument initially at its cost and thereafter assuming a constant amortization of premium or accretion of discount to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. For this purpose securities whose interest rates are adjusted periodically to market rates will in general be deemed to have maturities equal to the period remaining until the next interest rate adjustment, subject to applicable limitations under Rule 2a-7 under the 1940 Act. It is the intention of the Fund to maintain a per share net asset value of $1.00, although this cannot be assured. See "Net Asset Value" in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:


 Class    Service Fee     Distribution Fee
-------   -------------   -----------------
    B        0.25%             0.75%
    C        0.25%             0.75%
    E        None               None
    S        None               None

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by the Service Center and delivery of the request by the Service Center to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate the need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may write to request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Service Center, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call the Service Center toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.


Request By Check (Class E Shares Only)

Shareholders of Class E shares of the Fund may redeem shares by checks drawn on State Street Bank and Trust Company. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of at least $500. Shareholders will continue to earn dividends on the shares to be redeemed until the check clears. There is currently no charge associated with redemption of shares by check. Checkbooks are supplied for a $2 fee. Checks will be sent only to the registered owner at the address of record. A $10 fee will be charged against an account in the event a redemption check is presented for payment and not honored pursuant to the terms and conditions established by State Street Bank and Trust Company.

     Shareholders can request the checkwriting privilege by completing the signature card which is part of the Application. In order to arrange for redemption-by-check after an account has been opened, a revised Application with signature card and signatures guaranteed must be sent to the Service Center. Cancelled checks will be returned to shareholders at the end of each month.

     The redemption-by-check service is subject to State Street Bank and Trust Company's rules and regulations applicable to checking accounts (as amended from time to time), and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to checks drawn on State Street Bank and Trust Company must be given to State Street Bank and Trust Company. Stop payment instructions with respect to checks must be given to State Street Bank and Trust Company by calling 1-617-985-8543. Shareholders may not close out an account by check.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. If a telephone redemption request for a minimum of $25,000 is received by 9:30 A.M., redemption proceeds will normally be wired that day. All other redemptions will normally be wired on the business day after receipt of the redemption request. In any event, redemption proceeds will be wired not later than seven days, in most cases, after receipt of the redemption request and all necessary documents. To make the request, the shareholder should call 1-800-562-0032. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $1,000.


     The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any share-holder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.


Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent to determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days);
(3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact the Service Center at 1-800-562-0032 for specific requirements relating to your account.



Service Center


The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Share certificates will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:


     1. Additional purchases of shares of the Fund may be made by wire or by mailing a check payable to the Fund to the Service Center under the terms set forth above under "Purchase of Shares."


     2. The following methods of receiving dividends from investment income and distributions from capital gains (if any) are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b)  All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder. See "Dividend Allocation Plan" herein.


     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.


Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. Exchanges of Class E shares of the Fund into Class A shares of any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     If an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest any portion or all of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.


     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans

The Investamatic Program is available to Class E shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from the Service Center.


     The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from the Service Center.

Systematic Withdrawal Plan

A shareholder who owns Class E or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions (if any) of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not simultaneously participate in the Investamatic Program and the Systematic Withdrawal Plan in connection with shares which are subject to an initial or contingent deferred sales charge.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to suspension at any time, and to such policies, limitations and restrictions, such as may be applicable to street name or master accounts, that may be adopted from time to time.

Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

     (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

     (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

     (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $1,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

     (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.
     A shareholder may discontinue any Telephone Privilege at any time by advising the Service Center that the shareholder wishes to discontinue the use of such privileges in the future.


     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account for which such services have been authorized; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching the Service Center at such telephone number. In that event, the shareholder should contact the Service Center at 1-800-357-7800, or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Service Center, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:
 Please call 1-800-562-0032

Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. The Service Center will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares

The Fund was organized in 1985 as a series of State Street Research Money Market Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class B, Class C, Class E and Class S shares. The Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company. The fiscal year end of the Fund is March 31.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.


     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.


     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     As of December 31, 1997, Metropolitan was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of approximately 26.2% of the outstanding Class E shares of the Fund, and may be deemed to be in control of such Class E shares of the Fund. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.

Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Investment Manager and the Distributor are indirect wholly owned subsidiaries of Metropolitan and are located at One Financial Center, Boston, Massachusetts 02111-2690.

     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.

     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.50% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

     The Fund declares dividends from its net investment income on each day on which it is open for business and pays dividends monthly. Unless a shareholder chooses a different available distribution method, dividends will be automatically reinvested in additional shares of the Fund at net asset value. A shareholder may change the method of receiving dividends at any time by notifying the Service Center. The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     Dividends paid by the Fund from taxable net investment income and distributions of any net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares.

     Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Dividends from the Fund that represent interest income from U.S. Government securities may not be tax-exempt at some state and local levels. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Other Investment Practices

Foreign Banks and Securities

The Fund may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks as described under the caption "Money Market Instruments" in the Statement of Additional Information. The Fund expects that investments, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., and the Investment Manager believes that the risks described below are reduced in the case of such bank obligations. The Fund also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of the domestic bank.

     The Fund may invest up to 15% of its total assets in money market instruments of issuers organized and located in Canada payable in U.S. dollars as described under "The Fund's Investments," subject to the issuer diversification and other restrictions described under "Limiting Investment Risk." Securities of such issuers guaranteed as to principal and interest by a U.S. parent and otherwise meeting applicable quality standards will not be included for purposes of calculating the 15% limitation.

     Investing in foreign branches of U.S. banks, U.S. branches of foreign banks, foreign branches of foreign banks and U.S. agencies of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions which might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to domestic issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities (see "The Fund's Investments--U.S. Government and Related Obligations" above). Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

When-Issued Securities

The Fund may purchase "when-issued" debt securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to up to a month or more; during this period interest will not accrue. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Securities Lending

The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in quality short-term unaffiliated mutual funds, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, among similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.


     The Fund will retain rights to dividends, interest or other distributions on the loaned securities. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.


Restricted Securities

The Fund may invest in securities restricted as to resale. Restricted securities may be subject to the risks of illiquidity and subjective valuations because generally, there is a limited resale market for them. Some restricted securities in which the Fund may invest may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, which allows the Fund more flexibility to resell such securities, specifically to certain qualified institutional buyers. The market for Rule 144A securities, however, still is developing, and thus, even securities sold pursuant to the rule may be illiquid or their current market value difficult to determine.


Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the

Fund may compare the performance of its Class B, Class C, Class E or Class S shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the Consumer Price Index and/or to appropriate rankings or averages such as those compiled by Lipper Analytical Services, Inc. for the Money Market Instrument Fund category or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal, Fortune Magazine, Investor's Daily or Donoghue's Money Fund Report.

     The current yield of the Fund quoted at any time represents the amount being earned on a current basis, based on dividends declared daily from net investment income, and is a function of the types of instruments in the Fund's portfolio, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar-weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of each investment. Net investment income consists of interest income accrued on the portfolio assets of the Fund, less all expenses and liabilities of the Fund chargeable against such income including all recurring charges. Recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire, are not taken into account. The Fund's simple annualized yield is its net investment income expressed as a percentage of assets on an annualized basis for a seven-day period. The Fund's compounded effective yield is calculated similarly except, when annualized, the income earned is assumed to be reinvested.

     The yield of the Fund is computed separately for each class of shares and fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is also no guarantee that the net asset value or stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources, such as banks or savings and loan associations, should understand this distinction. In addition, shareholders and prospective investors should note that yields of funds valuing their securities portfolio at market prices will not be comparable to the yield of the Fund, which values its securities portfolio at amortized cost. Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will increase performance results.

     In its supplemental sales literature, the Fund may provide total return calculations. Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable contingent deferred sales charge, determined as of the assumed date of redemption. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges, if any, into account.

     Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.

     Performance data for periods prior to June 1, 1993 do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year, depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

STATE STREET RESEARCH

State Street Research
Money Market Fund



MARCH 16, 1998



P R O S P E C T U S

STATE STREET RESEARCH
MONEY MARKET FUNDS
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SERVICE CENTER
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

                    State Street Research Money Market Fund


                                  a Series of

                    State Street Research Money Market Trust

                      STATEMENT OF ADDITIONAL INFORMATION


                                 March 16, 1998


                               TABLE OF CONTENTS

                                                                        Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..........................  2
MONEY MARKET INSTRUMENTS.................................................  5
DEBT SECURITIES RATINGS..................................................  9
ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENTS.................... 10
TRUSTEES AND OFFICERS.................................................... 13
INVESTMENT ADVISORY SERVICES............................................. 18
PURCHASE AND REDEMPTION OF SHARES........................................ 19
NET ASSET VALUE.......................................................... 20
PORTFOLIO TRANSACTIONS................................................... 21
CERTAIN TAX MATTERS...................................................... 24
DISTRIBUTION OF SHARES OF THE FUND....................................... 26
CALCULATION OF PERFORMANCE DATA.......................................... 28
CUSTODIAN................................................................ 32
INDEPENDENT ACCOUNTANTS.................................................. 32
FINANCIAL STATEMENTS..................................................... 32

     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Money Market Fund (the "Fund") dated March 16, 1998, which may be obtained without charge from the offices of State Street Research Money Market Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER: 1285L-970801(0998)SSR-LD                          MM-879D-897

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

     All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a Avote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

     (2)  not to issue senior securities;

     (3) not to underwrite or participate in the marketing of securities of other issuers;

     (4)  not to purchase or sell real estate in fee simple;

     (5)  not to invest in commodities or commodity contracts;

     (6) not to lend money directly to natural persons; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests directly from the issuer thereof or in the open market and may enter into repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities or other high quality securities;

     (7)  not to conduct arbitrage transactions;

     (8) not to invest in interests in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

     (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry, as based on industry classifications as may be described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time, except that the Fund will invest more than 25% of its total assets in the financial services industry and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or obligations of banks as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

     (10) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's total assets and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

     The following investment restrictions may be changed by vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 10% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

     (2) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security;

     (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost;

     (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchase in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

     (5) not to invest in companies for the purpose of exercising control over their management.

                            MONEY MARKET INSTRUMENTS

     The following describes further the money market instruments in which the Fund will invest and is provided as a supplement to the discussion appearing in the Fund's Prospectus.

     Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper (i.e., short-term, unsecured promissory notes) issued by corporations (including bank holding companies) to finance short-term credit needs. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

     Short-term corporate debt instruments also include master demand notes. Master demand notes are obligations of companies that permit an investor to invest fluctuating amounts at varying rates of interest pursuant to arrangements between the investor, as lender, and the companies, as borrowers. The Fund will have the right, at any time, to increase the amount lent up to the full amount provided by a note. Because the Fund may also decrease the amount lent at any time, such instruments are highly liquid and in effect have a maturity of one business day. The borrower will have the right, at any time, to prepay up to the full amount of the amount borrowed without penalty. Because the notes are direct lending obligations between the Fund and the borrowers, they are generally not traded and there is no secondary market. Consequently, the Fund's ability to receive repayment will depend upon the borrower's ability to pay principal and interest on the Fund's demand. The Fund will invest only in notes that either have the ratings described below for commercial paper or (because notes are not typically rated by credit rating agencies) unrated notes that are issued by companies having the ratings described below for issuers of commercial paper. The Fund does not expect that the notes will be backed by bank letters of credit. The Investment Manager will monitor the value of the Fund's investments in commercial paper and master demand notes, taking into account such factors as the issuer's earning power, cash flow and other liquidity ratios.

     Commercial paper investments at the time of purchase will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as within the A-1 or A-2 categories by Standard & Poor's Corporation ("S&P") or within the Prime-1 or Prime-2 categories by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated at least within the AA category by S&P or within the Aa category by Moody's or equivalent. See "Debt Securities Ratings" below for further information.

     Under certain limited circumstances, the Fund may invest in nonconvertible corporate debt securities (e.g., bonds and debentures which may be issued by U.S. or Canadian corporations) with no more than thirteen months remaining either to the date of maturity or the date on which, under the indenture governing the security, it may be sold back to the issuer thereof for payment of principal and accrued interest. Corporate debt securities with a remaining maturity of thirteen months or less are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Such securities also tend to have considerably less market value fluctuation than longer term issues.

     Corporate debt and other securities in which the Fund invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940
Act) that are determined to present minimal credit risks. In general, the term "Eligible Securities" is limited to:

     (i) securities with remaining maturities of 397 calendar days or less that are rated (or have been issued by an issuer that is rated with respect to a class of debt obligations, or any debt obligation within that class, that are comparable in priority and security with the relevant security) by the requisite number (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) of nationally recognized statistical rating organizations ("NRSROs") in one of the two highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing), or

     (ii) securities that at the time of issuance had remaining maturities of more than 397 calendar days but that now have remaining maturities of 397 calendar days or less and which were issued by an issuer that has received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations (or any debt obligation within that class) that is comparable in priority and security with the relevant security, in one of the two highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing), or

     (iii) securities which are "unrated" (as defined in Rule 2a-7) but determined to be of comparable quality to the foregoing by the Fund's Board of Trustees or the investment manager under their supervision (provided that a security that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less and that is an "unrated" security is not an "Eligible Security" if the security has a long-term rating from any NRSRO that is not within the NRSRO's three highest long-term categories (within which there may be sub-categories or gradations indicating relative standing)).

     As indicated in the Fund's Prospectus, at least 95% of the Fund's total assets will consist of government securities and "first tier" eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of the Fund's assets invested in "second tier" eligible securities as defined in Rule 2a-7. For this purpose, "second tier" eligible securities are those which have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. The Fund may not invest more than the greater of 1% of its total assets or $1 million in "second tier" eligible securities of any single issuer.

     Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     U.S. Government Securities. U.S. Government securities consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. U.S. Government securities also include securities issued under the U.S. Department of Treasury's STRIPS program, which is described in the Fund's Prospectus.

     Government Agency and Similar Securities. Government agency securities consist of fixed income securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies and instrumentalities include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association, Export-Import Bank of the U.S., Federal Maritime Administration, General Services Administration and Tennessee Valley Authority. Instrumentalities include, for example, the Central Bank for Cooperatives, Federal Home Loan Banks, Federal Farm Credit Banks, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and the U.S. Postal Service. The Fund will purchase such securities only so long as they are backed by any of (i) the full faith and credit of the U.S. Treasury (e.g., U.S. Treasury bills, bonds and notes and GNMA participation certificates), (ii) the right of the issuer to borrow a limited amount from the U.S. Treasury (e.g., securities of the Farmers Home Administration), (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (e.g., securities of the Federal National Mortgage Association) or (iv) the credit of the agency or instrumentality (e.g., securities of a Federal Home Loan Bank).

     The Fund may also invest in the obligations of mixed-ownership Government corporations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     Custodial Receipts. The Fund may acquire, subject to the limitations described herein, custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and ACertificates of Accrual on Treasury Securities" ("CATS"), and may not be treated as U.S. Government securities.

                            DEBT SECURITIES RATINGS

Description of Commercial Paper Ratings

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)

     The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Description of the highest corporate bond and debenture ratings of S&P

     AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: An obligation rated within the AA category differs from AAA issues only in small degree. Capacity to meet the financial commitment on the obligation is very strong.

Description of the highest corporate bond and debenture ratings of Moody's

     Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat greater than in Aaa securities.


                        ADDITIONAL INFORMATION CONCERNING
                               CERTAIN INVESTMENTS

Restricted Securities

     The Fund's policy is to not make an investment in restricted securities, including Rule 144A and other restricted securities, if as a result more than 50% of its total assets are invested in such securities, provided not more than 10% of its total assets are invested in Non-Rule 144A restricted securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. The Trustees will periodically monitor the liquidity determinations. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Industry Classifications

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed Mortgages" includes private pools of nongovernment-backed mortgages. The industry concentration limitations do not apply to bank money instruments, e.g. interest bearing negotiable certificates, issued by the foreign branch of a domestic bank, if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.


Aerospace                                  Electronic Components          Oil Service
Airline                                    Electronic Equipment           Paper Products
Asset-backed -- Mortgages                  Entertainment                  Personal Care
Asset-backed -- Credit Card                Financial Service              Photography
Receivables                                Food & Beverage                Plastics
Automotive                                 Forest Products                Printing & Publishing
Automotive Parts                           Gaming & Lodging               Railroad
Bank                                       Gas                            Real Estate and Building
Building                                   Gas Transmission               Recreation
Business Service                           Grocery                        Retail Trade
Cable                                      Healthcare & Hospital          Savings & Loan
Capital Goods & Equipment                    Management                   Shipping & Transportation
Chemical Computer Software & Service       Hospital Supply                Technology & Communications
Conglomerate                               Hotel & Restaurant             Telephone
Consumer Goods & Services                  Insurance                      Textile & Apparel
Container                                  Machinery                      Tobacco
Cosmetics                                  Media                          Truckers
Diversified                                Metal & Mining                 Trust Certificates--
Drug                                       Office Equipment                 Governmental Related
Electric                                   Oil Production                   Lending
Electric Equipment                         Oil Refining & Marketing

                             TRUSTEES AND OFFICERS


     The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of State Street Research & Management Company (the "Investment Manager") are set forth below.

     *+Dyann H. Cowling, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 34. Her principal occupation is portfolio manager and fixed income trader for State Street Research & Management Company. Her principal occupation during the past five years has been fixed income trader for State Street Research & Management Company.

     +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.


     +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

     +Robert A. Lawrence, Saltonstall & Co., 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. His principal occupation during the past five years has been Associate, Saltonstall & Co., a private investment firm.

_________
* or + See footnotes on page 15.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors, Inc.

     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, Senior Vice President of State Street Research Investment Services, Inc., and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Exective Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company.


     *JoAnne C. Mulligan, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 40. Her principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years she has also served as Vice President and as portfolio manager and fixed income trader for State Street Research & Management Company.

     +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupation during the past five years has been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

________
* or + See footnotes on page 15.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

     *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.


     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., (and until February, 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, Chief Executive Officer and Director of GFM International Investors, Inc.


     +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 73. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

________

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     As of December 31, 1997, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                          Shareholder                                         %
Class B     State Street Bank                                             11.2

Class C(e)  Metropolitan Life                                             64.2

Class E     Metropolitan Life                                             26.2

Class S(e)  Chase Manhattan                                               39.5
            State Street Bank                                             29.6
            Metropolitan Life                                             19.2

     The full name and address of each of the above persons or entities are as follows:

Metropolitan Life Insurance Company (c)
One Madison Avenue
New York, New York 10010

State Street Bank and Trust Company (a)(d)
225 Franklin Street
Boston, Massachusetts 02110


The Chase Manhattan Bank (a)(b)
770 Broadway
New York, New York 10003


--------------------

(a) The Fund believes that such entity does not have beneficial ownership of such shares.

(b) The Chase Manhattan Bank holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

(c) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(d) Includes shares owned by the indicated holder of record for the benefit of named owners who may separately own less than 5% of the share class.

(e) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     As of December 31, 1997, the Trustees and principal officers of the Fund as a group owned less than 1% of the Fund's outstanding Class E shares, and owned no shares of the Fund's outstanding Class B, Class C or Class S shares.

     Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

The Trustees were compensated as follows:

-----------------------------------------------------------------
                                                   Total
                                               Compensation
                              Aggregate       From Trust and
Name of                     Compensation       Complex Paid
Trustee                     From Trust(a)     to Trustees(b)
-----------------------------------------------------------------
Steven A. Garban                    $0            $34,750
Malcolm T. Hopkins                  $0            $34,750
Edward M. Lamont                $4,000            $59,375
Robert A. Lawrence              $4,000            $92,125
Dean O. Morton                  $4,300            $96,125
Thomas L. Phillips              $4,100            $59,375
Toby Rosenblatt                 $4,000            $59,375
Michael S. Scott Morton         $4,500           $100,325
Ralph F. Verni                      $0                 $0
Jeptha H. Wade                  $4,300            $63,375


(a)  For the Fund's fiscal year ended March 31, 1997.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect, wholly owned subsidiary of Metropolitan.

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the Fund's net assets as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.50% of the net assets of the Fund. For the fiscal years ended March 31, 1995, 1996 and 1997, the investment advisory fees for the Fund were $843,948, $1,063,955 and $1,152,723, respectively. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended March 31, 1995, 1996, and 1997, the voluntary reduction of fees or assumption of expenses amounted to $922,515, $600,157 and $377,715, respectively.

     The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which Fund shares may be purchased.

     Under the Code of Ethics of the Investment Manager, its employees in Boston and selected other persons elsewhere involved in investment management operations, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by the Distributor. The Fund offers multiple classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class E and Class S shares, a sales charge which is imposed on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "urchase of Shares" in the Prospectus. The following supplements that information.

     Class S Shares - Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect cost of a particular program, expected assets, account sizes and similar considerations.

     Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                NET ASSET VALUE

     Securities held by the Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. On each day that the NYSE is open for unrestricted trading, the net asset value of the shares of the Fund is determined as of 12 noon and as of the close of regular trading on the NYSE, which is ordinarily 4 P.M. New York City time. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr., Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and the Fund will use its best efforts to do so. However, such maintenance at $1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Fund and the Fund is compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Fund should have negative net income. It is expected that the Fund will have positive net income at the time of each determination thereof. If for any reason the net income of the Fund is negative, the Fund will first offset the negative amount with respect to each shareholder account against the dividends which accrued during the month with respect to each such account. If and to the extent that such negative amount exceeds such accrued dividends at the end of the month (or at any earlier time when redemption by the shareholder would reduce the net asset value of the shares of the Fund in his account to less than the excess of such negative account over accrued dividends), the Fund will reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of shares of the Fund in the account of such shareholder which represents the amount of such excess. Each shareholder will be deemed to have agreed to such contributions in these circumstances by his investment in the Fund.

     The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

     (1) The Trustees must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from the Fund's net asset value per share under the amortized cost valuation method will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, and the Trustees must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

     (2) In the event such deviation from the Fund's net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Trustees must promptly consider what action should be initiated by them, and when the Trustees believe the extent of any deviation from the Fund's net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Trustees);

     (3) The Fund may not purchase any instrument with a remaining maturity greater than thirteen months or maintain a dollar-weighted average portfolio maturity which exceeds 90 days;

     (4) The Fund must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments which the Trustees determine present minimal credit risks and which are eligible securities as defined in Rule 2a-7; and

     (5) The Fund must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). Because the Fund only invests in securities with remaining maturities of 397 calendar days or less, virtually all of which are excludable in determining the rate of portfolio turnover, the portfolio turnover rate for the Fund's two most recent fiscal year ends has been zero.

Brokerage Allocation

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); portfolio evaluation services; and data relating to the relative performance of accounts.

     In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the

Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

     Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that proportion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the

Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions in secondary trading. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

     When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                              CERTAIN TAX MATTERS

     The Fund intends to qualify and elect to be treated each taxable year as a "egulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended

(the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax-years that has begun on or prior to August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stocks or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of those requirements except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

     Dividends paid by the Fund will be taxable for federal income tax purposes, whether received in cash or reinvested in additional shares, as ordinary income. Dividends paid by the

Fund are not expected to be eligible for the dividends received deduction available to corporations.

                       DISTRIBUTION OF SHARES OF THE FUND

     State Street Research Money Market Trust is currently comprised of one series: State Street Research Money Market Fund. The Trustees have authorized the Fund to issue four classes of shares: Class B, Class C, Class E and Class S shares. Prior to November 1, 1997, Class S shares were designated as Class C shares and Class C shares were designated as Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus a sales charge which is imposed on a deferred basis (the Class B and Class C shares). The Distributor may allow all or portions of such sales charges as concessions to dealers.

     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:


                 Fiscal Year Ended          Fiscal Year Ended           Fiscal Year Ended
                  March 31, 1997             March 31, 1996               March 31, 1995
                 -----------------          -----------------           -----------------
             Contingent   Commissions   Contingent    Commissions    Contingent    Commissions
              Deferred      Paid to      Deferred        Paid to       Deferred      Paid to
            Sales Charges   Dealers    Sales Charges     Dealers     Sales Charges   Dealers
            ------------- -----------  -------------  -----------   -------------- -----------
Class B       $200,580      $13,752       $226,763       $13,749       $174,696       $7,654
Class C*       $22,159       $3,502             $0          $198         $1,884         $123

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and Class S shares were designated as Class C shares.

For information on the amount of distribution fees paid by the Fund to the Distributor, see below.

     The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

     The expenditures to be made pursuant to the Distribution Plan may not exceed with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

     During the fiscal year ended March 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                              Class B            Class C**
                                              -------            ---------
Advertising                                   $19,225              $1,617
Printing and mailing of prospectuses to
other than current shareholders                 7,340                 617
Compensation to dealers                        33,348                   0
Compensation to sales personnel                25,984               2,185
Interest                                            0                   0
Carrying or other financing charges                 0                   0
                                             --------              ------
Other expenses: marketing; general             30,077               2,530
                                             --------              ------
Total fees received                          $133,726              $6,949
                                             --------              ------
Difference                                    $17,752*
                                             ========

----------
* Net fees result from the timing of expenditures and are used against future expenses.
** Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.
The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                        CALCULATION OF PERFORMANCE DATA

     The average annual total return ("standard total return") and yield of the Class B, Class C, Class E and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund.

Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.


     The performance data reflects Rule 12b-1 fees and sales charges, where applicable, as set forth below:

                          Rule 12b-1 Fees                Sales Charges
                       ---------------------         --------------------------
       Current
Class   Amount              Period
-----  -------              ------
B       1.00%          0% until June 1, 1993;        1- and 5-year periods reflect a
                       1.00% June 1, 1993 to         5% and a 2% contingent
                       present; fee will reduce      deferred sales charge
                       performance for periods       respectively
                       after June 1, 1993

C*                                                   1-year period reflects a 1%
                                                     contingent deferred sales charge

        1.00%          0% until June 1, 1993;
                       1.00% June 1, 1993 ro
                       present; fee will reduce
                       performance for periods
                       after June 1, 1993

E       0.00%          Since commencement of         None
                       operations to present

S*      0.00%          Since commencement of         None
                       operations to present

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

     The net income of the Fund, as defined below, is determined as of the normal close of trading on the NYSE (currently 4 P.M. New York City time) on each business day on which the NYSE is open and all the net income of the Fund so determined is declared as a dividend to its shareholders as of that time. For this purpose the net income of the Fund shall consist of all interest income accrued on the portfolio assets of the Fund from the time of the immediately preceding determination of net income, less all expenses and liabilities of the Fund chargeable against such income. Interest income includes discounts or premiums accrued (including both original issue and market discount) on discount paper or otherwise pursuant to the amortized cost method of valuation, accrued ratably to the date of maturity. Expenses, including the compensation payable to the Investment Manager, are accrued each day.

Accrued Expenses

     Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. Accrued expenses do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders. Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses relating to the Fund during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Yield

     The Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield.

     The simple annualized yield for each of the Fund's Class B, Class C, Class E and Class S shares is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, and expenses accrued during the period. The compounded effective yield for each of the Fund's Class B, Class C, Class E and Class S shares is computed by compounding the unannualized base period return, by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

     The simple annualized and compounded effective yields as quoted in advertisements will not be based on information as of a date more than 14 days prior to the date of publication. Actual yield will vary depending on market conditions, and principal is not insured. Actual yield also depends on the qualities, maturities and types of instruments held by the Fund as well as its operating expenses.

     Any net realized capital gains of the Fund in excess of any available loss carryforward will be distributed to shareholders of the Fund from time to time as is deemed appropriate in maintaining the Fund's net asset value at one dollar per share.

Total Return

The standard total return of each class of shares of the Fund was as follows:


                    Ten Years                 Five Years                One Year
                     Ended                      Ended                     Ended
               September 30, 1997        September 30, 1997        September 30, 1997
               ------------------        ------------------        ------------------
Class B              4.94%                      2.87%                  -1.11%
Class C*             4.94%                      3.24%                   2.89%
Class E              5.39%                      4.12%                   4.95%
Class S*             5.39%                      4.12%                   4.95%

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                           P(1+T)n = ERV

     Where      P   =      a hypothetical initial payment of $1,000

                T   =      average annual total return

                n   =      number of years

                ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described above.

Nonstandardized Total Return

The Fund may provide the above described standard total return results for Class B, Class C, Class E and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges, if any, into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized and as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended September 30, 1997, without taking sales charges into account, were as follows:

     Class B     2.02%
     Class C*    2.02%
     Class E     2.53%
     Class S*    2.53%

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

                                   CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call the State Street Research Service Center.

The following financial statements are for the Fund's fiscal year ended March 31, 1997 and for the semiannual period ended October 31, 1997 and reflect the Fund's class designations prior to November 1, 1997. Information pertaining to Class C and Class D in the financial statements now pertain to Class S and Class C, respectively.

STATE STREET RESEARCH MONEY MARKET FUND

INVESTMENT PORTFOLIO
March 31, 1997

                                       Principal     Maturity        Value
                                         Amount        Date        (Note 1)
- ------------------------------------ ------------- ------------  ------------
COMMERCIAL PAPER 99.0%
Automotive 8.7%
Ford Motor Credit Co., 5.32%          $ 5,000,000   4/28/1997     $ 4,980,050
Ford Motor Credit Co., 5.32%            3,000,000   5/01/1997       2,986,700
Ford Motor Credit Co., 5.25%            2,700,000   5/21/1997       2,680,312
General Motors Acceptance Corp.,
  5.37%                                 2,000,000   4/14/1997       1,996,122
General Motors Acceptance Corp.,
  5.34%                                 2,500,000   4/24/1997       2,491,471
General Motors Acceptance Corp.,
  5.35%                                 4,500,000   6/09/1997       4,453,856
                                                                 --------------
                                                                   19,588,511
                                                                 --------------
Bank 17.7%
Bank of America FSB, 5.37%              6,000,000   6/16/1997       5,931,980
Bank of America FSB, 5.44%              4,500,000   6/23/1997       4,443,560
Canadian Imperial Holdings, Inc.,
  5.33%                                 5,000,000   4/25/1997       4,982,240
Canadian Imperial Holdings, Inc.,
  5.30%                                 5,000,000   4/29/1997       4,979,389
J.P. Morgan & Co. Inc., 5.33%           3,500,000   4/04/1997       3,498,445
J.P. Morgan & Co. Inc., 5.53%           6,000,000   6/30/1997       5,917,050
Toronto Dominion Holdings, Inc.,
  5.32%                                 3,355,000   4/07/1997       3,352,026
Toronto Dominion Holdings, Inc.,
  5.32%                                 6,580,000   6/11/1997       6,510,961
                                                                 --------------
                                                                   39,615,651
                                                                 --------------
Canadian 12.6%
Canadian Wheat Board, 5.31%             3,865,000   4/24/1997       3,851,888
Canadian Wheat Board, 5.34%             6,000,000   6/09/1997       5,938,590
Ontario Hydro, 5.32%                    3,000,000   4/04/1997       2,998,670
Province of British Columbia, 5.31%     1,900,000   4/15/1997       1,896,077
Province of British Columbia, 5.35%     6,000,000   6/12/1997       5,935,800
Province of British Columbia, 5.40%     2,600,000   6/12/1997       2,571,920
Province of Quebec, 5.27%               5,000,000   5/15/1997       4,967,794
                                                                 --------------
                                                                   28,160,739
                                                                 --------------
Chemical 9.3%
E.I. Du Pont De Nemours & Co., 5.28%    6,000,000   5/05/1997       5,970,080
E.I. Du Pont De Nemours & Co., 5.37%    4,500,000   6/17/1997       4,448,314
Monsanto Co., 5.31%                     6,000,000   4/01/1997       6,000,000
Monsanto Co., 5.56%                     4,500,000   6/06/1997       4,454,130
                                                                 --------------
                                                                   20,872,524
                                                                 --------------
Consumer Goods & Services 2.2%
Proctor & Gamble Co., 5.31%           $ 5,000,000   6/13/1997     $ 4,946,162
                                                                 --------------
Diversified 4.4%
Cargill Inc., 5.55%                    10,000,000   6/30/1997       9,861,250
                                                                 --------------
Electrical Equipment 4.7%
General Electric Capital Corp.,
  5.28%                                 4,500,000   5/14/1997       4,471,620
General Electric Capital Corp.,
  5.28%                                 6,000,000   5/16/1997       5,960,400
                                                                 --------------
                                                                   10,432,020
                                                                 --------------
Electronic Equipment 2.2%
Motorola Inc., 5.52%                    5,000,000   6/05/1997       4,950,167
                                                                 --------------

Financial Service 10.4%
American Express
  Credit Corp., 5.25%                   6,000,000   5/27/1997       5,951,000
American General Finance Corp.,
  5.57%                                 4,000,000   7/01/1997       3,943,681
Beneficial Corp., 5.32%                 4,000,000   4/14/1997       3,992,316
CIT Group Holdings Inc., 5.25%          4,500,000   5/29/1997       4,461,938
Household Finance Corp., 5.30%          5,000,000   5/12/1997       4,969,819
                                                                 --------------
                                                                   23,318,754
                                                                 --------------
Insurance 3.0%
Transamerica Finance Group Inc.,
  5.25%                                 1,500,000   4/11/1997       1,497,812
Transamerica Finance Group Inc.,
  5.32%                                 5,300,000   4/29/1997       5,278,070
                                                                 --------------
                                                                    6,775,882
                                                                 --------------
Machinery 2.2%
John Deere Capital Corp., 5.31%         5,000,000   4/16/1997       4,988,937
                                                                 --------------
Natural Gas 3.6%
Consolidated Natural Gas Co., 5.52%       825,000   4/01/1997         825,000
Consolidated Natural Gas Co., 5.24%     4,980,000   4/30/1997       4,958,979
Northern Illinois Gas Co., 5.26%        2,360,000   4/01/1997       2,360,000
                                                                 --------------
                                                                    8,143,979
                                                                 --------------
Office Equipment 2.7%
Pitney Bowes Inc., 5.50%                6,000,000   6/23/1997       5,923,917
                                                                 --------------
Oil 0.6%
Shell Oil Co., 6.25%                    1,402,000   4/01/1997       1,402,000
                                                                 --------------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND

                                       Principal     Maturity        Value
                                         Amount        Date        (Note 1)
- ------------------------------------ ------------- ------------  ------------
Printing & Publishing 2.2%
McGraw-Hill Inc., 5.24%                $5,000,000   4/21/1997    $  4,985,444
                                                                 --------------
Recreation 0.8%
Walt Disney Co., 5.32%                  1,720,000   4/25/1997       1,713,900
                                                                 --------------
Retail Trade 4.9%
Sears Roebuck Acceptance Corp.,
  5.26%                                 5,000,000   6/02/1997       4,954,705
Sears Roebuck Acceptance Corp.,
  5.30%                                 6,000,000   6/04/1997       5,943,467
                                                                 --------------
                                                                   10,898,172
                                                                 --------------
Telephone 6.1%
Ameritech Corp., 5.23%                  1,666,000   4/23/1997       1,660,676
Ameritech Corp., 5.26%                  3,300,000   4/24/1997       3,288,910
Bell Atlantic Financial Services,
  Inc., 5.29%                           2,583,000   4/07/1997       2,580,723
Bell Atlantic Financial Services,
  Inc., 5.31%                           3,779,000   4/08/1997       3,775,098
Bell Atlantic Financial Services,
  Inc., 5.57%                           2,321,000   5/02/1997       2,309,867
                                                                 --------------
                                                                   13,615,274
                                                                 --------------
Tobacco 0.7%
Philip Morris Companies, Inc., 5.65%    1,469,000   4/02/1997       1,468,769
                                                                 --------------
Total Investments (Cost $221,662,052)--99.0%                      221,662,052
Cash and Other Assets, Less Liabilities--1.0%                       2,348,040
                                                                 --------------
Net Assets--100.0%                                               $224,010,092
                                                                 ==============


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets
Investments, at value (Cost $221,662,052) (Note 1)          $221,662,052
Cash                                                               2,337
Receivable for fund shares sold                                3,526,916
Receivable from Distributor (Note 3)                              69,510
Other assets                                                       5,212
                                                           ---------------
                                                             225,266,027

Liabilities
Payable for fund shares redeemed                                 639,916
Accrued transfer agent and shareholder services (Note 2)         264,163
Dividends payable                                                156,406
Accrued management fee (Note 2)                                   92,048
Accrued trustees' fees (Note 2)                                   12,980
Accrued distribution and service fees (Note 5)                    12,635
Other accrued expenses                                            77,787
                                                           ---------------
                                                               1,255,935
                                                           ---------------

Net Assets                                                  $224,010,092
                                                           ===============
Net Assets consist of:
 Shares of beneficial interest                              $224,010,092
                                                           ===============
Net Asset Value and offering price per share of
  Class B shares ($15,981,520 / 15,981,520 shares of
  beneficial interest)*                                            $1.00
                                                           ===============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($14,710,107 / 14,710,107
  shares of beneficial interest)                                   $1.00
                                                           ===============
Net Asset Value and offering price per share of Class D
  shares ($958,910 / 958,910 shares of beneficial
  interest)*                                                       $1.00
                                                           ===============
Net Asset Value, offering price and redemption price per
  share of Class E shares ($192,359,555 / 192,359,555
  shares of beneficial interest)                                   $1.00
                                                           ===============


* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND


STATEMENT OF OPERATIONS
For the year ended March 31, 1997

Investment Income
Interest                                                $12,529,971

Expenses
Management fee (Note 2)                                   1,152,723
Transfer agent and shareholder services (Note 2)            627,932
Custodian fee                                               100,911
Reports to shareholders                                      74,110
Registration fees                                            70,227
Audit fee                                                    29,789
Trustees' fees (Note 2)                                      28,913
Distribution and service fees--Class B (Note 5)             133,726
Distribution and service fees--Class D (Note 5)               6,949
Legal fees                                                    3,349
Miscellaneous                                                16,789
                                                       --------------
                                                          2,245,418
Expenses borne by the Distributor (Note 3)                 (377,715)
                                                       --------------
                                                          1,867,703
                                                       --------------

Net investment income and net increase in net assets
  resulting from operations                             $10,662,268
                                                       ==============


STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended March 31
                                 -------------------------------
                                     1997             1996
 ------------------------------ ---------------  ---------------
Increase (Decrease) in Net
Assets
Operations:
Net investment income and net
  increase resulting from
  operations                     $ 10,662,268     $ 10,633,974
                                ---------------  ---------------
Dividends from net investment income:
 Class B                             (492,831)        (454,124)
 Class C                             (734,560)        (716,481)
 Class D                              (25,541)         (28,738)
 Class E                           (9,409,336)      (9,434,631)
                                ---------------  ---------------
                                  (10,662,268)     (10,633,974)
                                ---------------  ---------------
Net increase (decrease) from
  fund share transactions
  (Note 6)                         (3,137,041)      58,605,553
                                ---------------  ---------------
Total increase (decrease) in
  net assets                       (3,137,041)      58,605,553

Net Assets
Beginning of year                 227,147,133      168,541,580
                                ---------------  ---------------
End of year                      $224,010,092     $227,147,133
                                ===============  ===============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 1997

Note 1

State Street Research Money Market Fund (the "Fund"), is a series of State Street Research Money Market Trust (the "Trust"), which was organized as a Massachusetts business trust in April, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. The Fund is presently the only active series of the Trust, although the Trustees have the authority to create an unlimited number of series.

The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities as well as high quality, short-term money market instruments such as bank certificates of deposit, bankers' acceptances and such short-term corporate debt securities as commercial paper and master demand notes.

The Fund offers four classes of shares. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class E shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. Class E shares are offered to any individual. Class E shares are not subject to any initial or contingent deferred sales charges and do not pay any distribution or service fees. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
The Fund values securities at amortized cost, pursuant to which the Fund must adhere to certain conditions. The amortized cost method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the investments.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses, if any, are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned.

D. Dividends
Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1997, the fees pursuant to such agreement amounted to $1,152,723.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended March 31, 1997, the amount of such expenses was $123,029.

The fees of the Trustees not currently affiliated with the Adviser amounted to $28,913 during the year ended March 31, 1997.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended March 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $377,715. Effective April 1, 1997, the Fund's expenses will be limited to 0.65% of average daily net assets for Class C and Class E shares and to 1.65% of average daily net assets for Class B and Class D shares.

STATE STREET RESEARCH MONEY MARKET FUND

Note 4

For the year ended March 31, 1997, purchases and sales, including maturities, of securities aggregated $2,031,651,975 and $2,048,839,913, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual distribution and service fees to the Distributor at a rate of 0.75% and 0.25%, respectively, of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1997, fees pursuant to such plan amounted to $133,726 and $6,949 for Class B and Class D shares, respectively.

The Fund has been informed that MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned commissions aggregating $7,821 on sales of the Fund's Class B shares and that the Distributor collected contingent deferred sales charges aggregating $200,580 and $22,159 on redemptions of Class B and Class D shares, respectively, during the year ended March 31, 1997.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At March 31, 1997, Metropolitan and certain of its affiliates held of record 44,347,455 Class E shares of the Fund.

Share transactions were as follows:

                                                                   Year ended March 31
                                          --------------------------------------------------------------------
                                                         1997                               1996
                                           ---------------------------------  ---------------------------------
Class B                                         Shares           Amount           Shares           Amount
 --------------------------------------------------------- ----------------  ----------------  ----------------
Shares sold                                   28,609,585     $  28,609,585       25,459,225     $  25,459,225
Issued upon reinvestment of dividends            414,928           414,928          310,628           310,628
Shares repurchased                           (24,926,640)      (24,926,640)     (23,208,467)      (23,208,467)
                                          ---------------- ----------------  ----------------  ----------------
Net increase                                   4,097,873     $   4,097,873        2,561,386     $   2,561,386
                                          ================ ================  ================  ================
Class C                                         Shares           Amount           Shares           Amount
 --------------------------------------------------------- ----------------  ----------------  ----------------
Shares sold                                   32,645,556     $  32,645,556       32,210,132     $  32,210,132
Issued upon reinvestment of dividends            675,535           675,535          663,095           663,095
Shares repurchased                           (34,802,202)      (34,802,202)     (24,568,290)      (24,568,290)
                                          ---------------- ----------------  ----------------  ----------------
Net increase (decrease)                       (1,481,111)    $  (1,481,111)       8,304,937     $   8,304,937
                                          ================ ================  ================  ================
Class D                                         Shares           Amount           Shares           Amount
 --------------------------------------------------------- ----------------  ----------------  ----------------
Shares sold                                   29,948,381     $  29,948,381        7,691,536     $   7,691,536
Issued upon reinvestment of dividends             15,948            15,948           17,289            17,289
Shares repurchased                           (30,968,955)      (30,968,955)      (6,587,059)       (6,587,059)
                                          ---------------- ----------------  ----------------  ----------------
Net increase (decrease)                       (1,004,626)    $  (1,004,626)       1,121,766     $   1,121,766
                                          ================ ================  ================  ================
Class E                                         Shares           Amount           Shares           Amount
 --------------------------------------------------------- ----------------  ----------------  ----------------
Shares sold                                  785,239,791     $ 785,239,791      880,060,476     $ 880,060,476
Issued upon reinvestment of dividends          6,052,998         6,052,998        6,168,315         6,168,315
Shares repurchased                          (796,041,966)     (796,041,966)    (839,611,327)     (839,611,327)
                                          ---------------- ----------------  ----------------  ----------------
Net increase (decrease)                       (4,749,177)    $  (4,749,177)      46,617,464     $  46,617,464
                                          ================ ================  ================  ================

STATE STREET RESEARCH MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                Class B
                                               --------------------------------------------
                                                          Year ended March 31
                                               --------------------------------------------
                                                 1997        1996       1995      1994**
 -------------------------------------------- ----------------------  --------- ----------
Net asset value, beginning of year              $ 1.000    $ 1.000     $ 1.000    $ 1.000
Net investment income*                            0.037      0.041       0.032      0.012
Dividends from net investment income             (0.037)    (0.041)     (0.032)    (0.012)
                                              ----------------------  --------- ----------
Net asset value, end of year                    $ 1.000    $ 1.000     $ 1.000    $ 1.000
                                              ======================  ========= ==========
Total return                                       3.72%+     4.16%+      3.27%+     1.27%+++
Net assets at end of year (000s)                $15,982    $11,884     $ 9,322    $ 3,028
Ratio of operating expenses to average net
  assets*                                          1.75%      1.75%       1.75%      1.75%++
Ratio of net investment income to average
  net assets*                                      3.69%      4.06%       3.53%      1.54%++
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3).      $ 0.002    $ 0.003     $ 0.004    $ 0.007


                                                               Class C
                                               ------------------------------------------
                                                         Year ended March 31
                                               ------------------------------------------
                                                 1997      1996       1995      1994**
 --------------------------------------------  --------- ---------  --------- ----------
Net asset value, beginning of year             $ 1.000    $ 1.000   $ 1.000    $ 1.000
Net investment income*                           0.047      0.051     0.042      0.021
Dividends from net investment income            (0.047)    (0.051)   (0.042)    (0.021)
                                               --------- ---------  --------- ----------
Net asset value, end of year                   $ 1.000    $ 1.000   $ 1.000    $ 1.000
                                               ========= =========  ========= ==========
Total return                                      4.78%+     5.20%+    4.31%+     2.08%+++
Net assets at end of year (000s)               $14,710    $16,191   $ 7,886    $ 1,786
Ratio of operating expenses to average net
  assets*                                         0.75%      0.75%     0.75%      0.75%++
Ratio of net investment income to average
  net assets*                                     4.69%      5.03%     4.66%      2.54%++
*Reflects voluntary assumption of fees or
 expenses per share in each year (Note 3).     $ 0.002    $ 0.003   $ 0.003    $ 0.006

                                                        Class D
                                       ------------------------------------------
                                                  Year ended March 31
                                       ------------------------------------------
                                         1997       1996      1995      1994**
- -------------------------------------  ---------  --------- --------- ----------
Net asset value, beginning of year     $ 1.000    $ 1.000    $ 1.000    $ 1.000
Net investment income*                   0.037      0.041      0.032      0.013
Dividends from net investment income    (0.037)    (0.041)    (0.032)    (0.013)
                                       ---------  --------- --------- ----------
Net asset value, end of year           $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                       =========  ========= ========= ==========
Total return                              3.72%+     4.16%+     3.28%+     1.30%+++
Net assets at end of year (000s)       $   959    $ 1,964    $   842    $   174
Ratio of operating expenses to
  average net assets*                     1.75%      1.75%      1.75%      1.75%++
Ratio of net investment income to
  average net assets*                     3.68%      4.08%      3.30%      1.54%++
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3)                         $ 0.002    $ 0.003    $ 0.005    $ 0.002

                                                                     Class E
                                      ---------------------------------------------------------------------
                                                               Year ended March 31
                                      ---------------------------------------------------------------------
                                           1997          1996          1995        1994***         1993
- ------------------------------------- ------------- ------------- ------------- -------------  -------------
Net asset value, beginning of year       $  1.000      $  1.000      $  1.000     $  1.000       $  1.000
Net investment income*                      0.047         0.051         0.042        0.025          0.028
Dividends from net investment income       (0.047)       (0.051)       (0.042)      (0.025)        (0.028)
                                      ------------- ------------- ------------- -------------  -------------
Net asset value, end of year             $  1.000      $  1.000      $  1.000     $  1.000       $  1.000
                                      ============= ============= ============= =============  =============
Total return                                 4.78%+        5.20%+        4.31%+       2.48%+         2.88%+
Net assets at end of year (000s)         $192,360      $197,109      $150,491     $138,129       $149,831
Ratio of operating expenses to
  average net assets*                        0.75%         0.75%         0.75%        0.75%          0.75%
Ratio of net investment income to
  average net assets*                        4.69%         5.06%         4.26%        2.46%          2.84%
*Reflects voluntary assumption of
 fees or expenses per share in each
 year (Note 3)                           $  0.002      $  0.003      $  0.006     $  0.003       $  0.001

 **June 1, 1993 (commencement of share class designations) to March 31, 1994. ***Effective November 30, 1993, the Fund discontinued offering Class A shares and any existing Class A shares were redesignated Class E shares. Net investment income and dividends amounted to $.011 per share for Class A shares during the period June 1, 1993 (commencement of share class designations) to November 30, 1993.
 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research Money Market Trust and the Shareholders of State Street Research Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Money Market Fund (a series of State Street Research Money Market Trust, hereafter referred to as the "Trust") at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
May 9, 1997

STATE STREET RESEARCH MONEY MARKET FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
September 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL            MATURITY              VALUE
                                                           AMOUNT               DATE               (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 101.0%
AUTOMOTIVE 6.3%
Ford Motor Credit Co., 5.59%  .......................      $2,000,000          10/21/1997          $  1,993,867
Ford Motor Credit Co., 5.51%  .......................         605,000          12/01/1997               599,351
Ford Motor Credit Co., 5.49%  .......................       2,000,000          12/08/1997             1,979,260
General Motors Acceptance Corp., 5.61% ..............       3,000,000          10/06/1997             2,997,663
General Motors Acceptance Corp., 5.51% ..............       3,000,000          10/24/1997             2,989,439
General Motors Acceptance Corp., 5.50% ..............       4,000,000          11/26/1997             3,965,778
                                                                                                   ------------
                                                                                                     14,525,358
                                                                                                   ------------
BANK 10.1%
Canadian Imperial Holdings, Inc., 5.49%  ............       3,800,000          11/13/1997             3,775,082
Canadian Imperial Holdings, Inc., 5.485% ............       8,000,000          11/14/1997             7,946,369
J.P. Morgan & Co. Inc., 5.53%  ......................         500,000          11/18/1997               496,313
Toronto Dominion Holdings, Inc., 5.57%  .............       5,000,000          10/03/1997             4,998,453
Toronto Dominion Holdings, Inc., 5.50%  .............       1,940,000          11/13/1997             1,927,255
Toronto Dominion Holdings, Inc., 5.55%  .............       4,460,000           1/02/1998             4,396,055
                                                                                                   ------------
                                                                                                     23,539,527
                                                                                                   ------------
CANADIAN 15.4%
Canadian Wheat Board, 5.53%  ........................       3,000,000          10/10/1997             2,995,853
Canadian Wheat Board, 5.50%  ........................       5,000,000          11/06/1997             4,972,500
Manitoba Hydro Electric Board, 5.52%  ...............       6,000,000          10/02/1997             5,999,088
Manitoba Hydro Electric Board, 5.52%  ...............       5,000,000          11/20/1997             4,961,667
Province of British Columbia, 5.57%  ................       5,000,000          10/03/1997             4,998,453
Province of British Columbia, 5.55%  ................       4,000,000          10/29/1997             3,982,733
Province of Quebec, 5.50%  ..........................       5,200,000          10/07/1997             5,195,233
Province of Quebec, 5.52%  ..........................       2,700,000          12/29/1997             2,663,154
                                                                                                   ------------
                                                                                                     35,768,681
                                                                                                   ------------
CHEMICAL 4.5%
E.I. Du Pont De Nemours & Co., 5.52%  ...............       5,500,000           1/12/1998             5,413,136
Monsanto Co., 5.50% .................................       5,000,000          11/21/1997             4,961,042
                                                                                                   ------------
                                                                                                     10,374,178
                                                                                                   ------------
CONSUMER GOODS & SERVICES 0.6%
Proctor & Gamble Co., 5.50%  ........................       1,350,000          12/31/1997             1,331,231
                                                                                                   ------------
DIVERSIFIED 5.1%
Cargill Inc., 5.50% .................................       9,000,000          10/08/1997             8,990,375
Cargill Inc., 5.49% .................................       2,800,000          11/18/1997             2,779,504
                                                                                                   ------------
                                                                                                     11,769,879
                                                                                                   ------------
ELECTRICAL EQUIPMENT 4.9%
General Electric Capital Corp., 5.56%  ..............         550,000          10/03/1997               549,830
General Electric Capital Corp., 5.60%  ..............       5,000,000          11/18/1997             4,963,200
General Electric Capital Corp., 5.50%  ..............       6,000,000          11/21/1997             5,953,250
                                                                                                   ------------
                                                                                                     11,466,280
                                                                                                   ------------
ELECTRIC UTILITY 5.2%
Southern California Edison Co., 5.50%  ..............       6,000,000          10/07/1997             5,994,500
Southern California Edison Co., 5.50%  ..............       6,000,000          10/20/1997             5,982,583
                                                                                                   ------------
                                                                                                     11,977,083
                                                                                                   ------------
FINANCIAL SERVICE 20.2%
American Express Credit Corp., 5.57%  ...............      $5,000,000          10/31/1997             4,977,125
American Express Credit Corp., 5.50%  ...............       5,000,000          11/03/1997             4,974,791
American Express Credit Corp., 5.57%  ...............       1,700,000          11/03/1997             1,691,445
Beneficial Corp., 5.48%  ............................       3,360,000          12/01/1997             3,328,800
CIT Group Holdings Inc., 5.47%  .....................       7,900,000          11/07/1997             7,855,587
CIT Group Holdings Inc., 5.51%  .....................       4,000,000          12/08/1997             3,958,369
Merrill Lynch & Company Inc., 5.58%  ................       8,000,000          10/01/1997             8,000,000
Merrill Lynch & Company Inc., 5.58%  ................         400,000          10/31/1997               398,167
Merrill Lynch & Company Inc., 5.57%  ................       3,200,000           1/09/1998             3,150,489
Norwest Financial Inc., 5.53%  ......................       4,000,000          11/20/1997             3,969,278
Norwest Financial Inc., 5.50%  ......................       2,614,000          12/12/1997             2,585,246
Norwest Financial Inc., 5.50%  ......................       2,000,000          12/16/1997             1,976,778
                                                                                                   ------------
                                                                                                     46,866,075
                                                                                                   ------------

NATURAL GAS 4.2%
Pacific Gas & Electric Co., 5.49%  ..................       1,700,000          10/16/1997             1,696,111
Pacific Gas & Electric Co., 5.51%  ..................       4,605,000          10/22/1997             4,590,199
Pacific Gas & Electric Co., 5.53%  ..................       3,500,000          11/03/1997             3,482,258
                                                                                                   ------------
                                                                                                      9,768,568
                                                                                                   ------------
OIL 3.0%
Atlantic Richfield Co., 5.55%  ......................       7,000,000          10/10/1997             6,990,288
                                                                                                   ------------
PRINTING & PUBLISHING 4.7%
McGraw-Hill Inc., 5.49%  ............................       5,000,000          11/25/1997             4,958,062
McGraw-Hill Inc., 5.48%  ............................       6,000,000          12/18/1997             5,928,760
                                                                                                   ------------
                                                                                                     10,886,822
                                                                                                   ------------
RETAIL TRADE 12.9%
Associates Corp. of North America, 5.50% ............       7,000,000          12/05/1997             6,930,486
J.C. Penney Funding Corp., 5.50%  ...................       7,000,000          12/15/1997             6,919,792
J.C. Penney Funding Corp., 5.51%  ...................       4,500,000          12/17/1997             4,446,966
Sears Roebuck Acceptance Corp., 5.50% ...............       5,000,000          10/17/1997             4,987,778
Sears Roebuck Acceptance Corp., 5.50% ...............       6,675,000          12/10/1997             6,603,614
                                                                                                   ------------
                                                                                                     29,888,636
                                                                                                   ------------
TELEPHONE 3.9%
Ameritech Corp., 5.53% ..............................       3,300,000          10/07/1997             3,296,991
Bell Atlantic Financial Services, Inc., 5.53%  ......       2,426,000          10/03/1997             2,425,259
GTE Corp., 5.55% ....................................       3,390,000          10/30/1997             3,374,844
                                                                                                   ------------
                                                                                                      9,097,094
                                                                                                   ------------
Total Investments (Cost $234,249,700) -- 101.0% ...............................................     234,249,700
Cash and Other Assets, Less Liabilities -- (1.0%) .............................................      (2,403,572)
                                                                                                   ------------
Net Assets -- 100.0% ..........................................................................    $231,846,128
                                                                                                   ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
September 30, 1997 (Unaudited)

ASSETS
Investments, at value (Cost $234,249,700) (Note 1) .......       $234,249,700
Cash .....................................................             15,917
Receivable for fund shares sold ..........................          2,748,763
Receivable from Distributor (Note 3) .....................             88,395
Other assets .............................................             49,062
                                                                 ------------
                                                                  237,151,837
LIABILITIES
Payable for fund shares redeemed .........................          4,570,653
Accrued transfer agent and shareholder services (Note 2)              209,862
Accrued management fee (Note 2) ..........................            197,597
Dividends payable ........................................            192,909
Accrued distribution and service fees (Note 5) ...........             26,408
Accrued trustees' fees (Note 2) ..........................             13,244
Other accrued expenses ...................................             95,036
                                                                 ------------
                                                                    5,305,709
                                                                 ------------
NET ASSETS                                                       $231,846,128
                                                                 ============
Net Assets consist of:
  Shares of beneficial interest ..........................       $231,846,128
                                                                 ============
Net Asset Value and offering price per share of
  Class B shares ($14,308,779 / 14,308,779 shares
  of beneficial interest)* ...............................              $1.00
                                                                        =====
Net Asset Value, offering price and redemption price
  per share of Class C shares ($13,795,506 / 13,795,506
  shares of beneficial interest) .........................              $1.00
                                                                        =====
Net Asset Value and offering price per share of
  Class D shares ($831,273 / 831,273 shares of
  beneficial interest)* ..................................              $1.00
                                                                        =====
Net Asset Value, offering price and redemption
  price per share of Class E shares
 ($202,910,570 / 202,910,570 shares o
  beneficial interest) ...................................              $1.00
                                                                        =====

-----------------------------------------------------------------------------
*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


STATE STREET RESEARCH MONEY MARKET FUND
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the six months ended September 30, 1997 (Unaudited)

INVESTMENT INCOME
Interest .............................................        $6,628,112
EXPENSES
Management fee (Note 2) ..............................           586,940
Transfer agent and shareholder services (Note 2) .....           292,319
Custodian fee ........................................            53,290
Registration fees ....................................            32,033
Reports to shareholders ..............................            19,983
Trustees' fees (Note 2) ..............................            15,336
Audit fee ............................................            12,819
Distribution and service fees-Class B (Note 5) .......            76,440
Distribution and service fees-Class D (Note 5) .......             4,596
Legal fees ...........................................             4,312
Miscellaneous ........................................             6,898
                                                              ----------
                                                               1,104,966
Expenses borne by the Distributor (Note 3) ...........          (260,936)
                                                              ----------
                                                                 844,030
                                                              ----------
Net investment income and net increase in net assets
  resulting from operations ..........................        $5,784,082
                                                              ==========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND
-----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                               SIX MONTHS ENDED
                                                              SEPTEMBER 30, 1997         YEAR ENDED
                                                                  (UNAUDITED)           MARCH 31, 1997
 -----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income and net
  increase resulting from operations .....................       $  5,784,082            $ 10,662,268
                                                                 ------------            ------------
Dividends from net investment income: ....................
  Class B ................................................           (305,134)               (492,831)
  Class C ................................................           (387,650)               (734,560)
  Class D ................................................            (18,310)                (25,541)
  Class E ................................................         (5,072,988)             (9,409,336)
                                                                 ------------            ------------
                                                                   (5,784,082)            (10,662,268)
                                                                 ------------            ------------
Net increase (decrease) from fund
  share transactions (Note 6) ............................          7,836,036              (3,137,041)
                                                                 ------------            ------------
Total increase (decrease) in net assets ..................          7,836,036              (3,137,041)
NET ASSETS
Beginning of period ......................................        224,010,092             227,147,133
                                                                 ------------            ------------
End of period ............................................       $231,846,128            $224,010,092
                                                                 ============            ============

STATE STREET RESEARCH MONEY MARKET FUND
-------------------------------------------------------------------------------
NOTES TO UNAUDITED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
September 30, 1997

NOTE 1

State Street Research Money Market Fund (the "Fund"), is a series of State Street Research Money Market Trust (the "Trust"), which was organized as a Massachusetts business trust in April, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. The Fund is presently the only active series of the Trust, although the Trustees have the authority to create an unlimited number of series.

The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities as well as high quality, short-term money market instruments such as bank certificates of deposit, bankers' acceptances and such short-term corporate debt securities as commercial paper and master demand notes.

The Fund offers four classes of shares. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class E shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. Class E shares are offered to any individual. Class E shares are not subject to any initial or contingent deferred sales charges and do not pay any distribution or service fees. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
The Fund values securities at amortized cost, pursuant to which the Fund must adhere to certain conditions. The amortized cost method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the investments.

The accompanying notes are an integral part of the financial statements.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses, if any, are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned.

D. DIVIDENDS
Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended September 30, 1997, the fees pursuant to such agreement amounted to $586,940.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the six months ended September 30, 1997, the amount of such expenses was $52,032.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,336 during the six months ended September 30, 1997.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the six months ended September 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $260,936.

NOTE 4

For the six months ended September 30, 1997, purchases and sales, including maturities, of securities aggregated $1,078,986,502 and $1,072,982,295, respectively.

NOTE 5

The Trust has adopted a Plan of Distribution pursuant to Rule
12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual distribution and service fees to the Distributor at a rate of 0.75% and 0.25%, respectively, of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended September 30, 1997, fees pursuant to such plan amounted to $76,440 and $4,596 for Class B and Class D shares, respectively.

The Fund has been informed that MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned commissions aggregating $7,414 on sales of the Fund's Class B shares and that the Distributor collected contingent deferred sales charges aggregating $111,085 and $6,174 on redemptions of Class B and Class D shares, respectively, during the six months ended September 30, 1997.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At September 30, 1997, Metropolitan and certain of its affiliates held of record 52,259,580 Class E shares of the Fund.

Share transactions were as follows:

                                     SIX MONTHS ENDED
                                    SEPTEMBER 30, 1997                         YEAR ENDED
                                        (UNAUDITED)                          MARCH 31, 1997
                           -------------------------------------  -------------------------------------
CLASS B                         SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .............        18,564,218      $   18,564,218         28,609,585      $   28,609,585
Issued upon reinvestment
of dividends ............           259,066             259,066            414,928             414,928
Shares repurchased ......       (20,496,025)        (20,496,025)       (24,926,640)        (24,926,640)
                               ------------      --------------        -----------      --------------
Net increase (decrease) .        (1,672,741)     $   (1,672,741)         4,097,873      $    4,097,873
                               ============      ==============        ===========      ==============

CLASS C                         SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .............         7,784,716      $    7,784,716         32,645,556      $   32,645,556
Issued upon reinvestment
of dividends ............           367,126             367,126            675,535             675,535
Shares repurchased ......        (9,066,443)         (9,066,443)       (34,802,202)        (34,802,202)
                               ------------      --------------        -----------      --------------
Net decrease ............          (914,601)     $     (914,601)        (1,481,111)     $   (1,481,111)
                               ============      ==============        ===========      ==============

CLASS D                         SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .............         6,289,469      $    6,289,469         29,948,381      $   29,948,381
Issued upon reinvestment
of dividends ............            14,767              14,767             15,948              15,948
Shares repurchased ......        (6,431,873)         (6,431,873)       (30,968,955)        (30,968,955)
                               ------------      --------------        -----------      --------------
Net decrease ............          (127,637)     $     (127,637)        (1,004,626)     $   (1,004,626)
                               ============      ==============        ===========      ==============

CLASS E                         SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .............       418,888,084      $  418,888,084        785,239,791      $  785,239,791
Issued upon reinvestment
of dividends ............         3,646,403           3,646,403          6,052,998           6,052,998
Shares repurchased ......      (411,983,472)       (411,983,472)      (796,041,966)       (796,041,966)
                               ------------      --------------        -----------      --------------
Net increase (decrease) .        10,551,015      $   10,551,015         (4,749,177)     $   (4,749,177)
                               ============      ==============        ===========      ==============

STATE STREET RESEARCH MONEY MARKET FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                              CLASS B
                                      ----------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                           YEAR ENDED MARCH 31
                                      SEPTEMBER 30, 1997     -----------------------------------------------------------------
                                         (UNAUDITED)            1997              1996              1995               1994**
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $ 1.000           $ 1.000           $ 1.000           $ 1.000            $ 1.000
                                           -------           -------           -------           -------            -------
 Net investment income*                      0.020             0.037             0.041             0.032              0.012
 Dividends from net investment income       (0.020)           (0.037)           (0.041)           (0.032)            (0.012)
                                           -------           -------           -------           -------            -------
 Net asset value, end of period            $ 1.000           $ 1.000           $ 1.000           $ 1.000            $ 1.000
                                           =======           =======           =======           =======            =======
 Total return                                 2.02%++           3.72%+            4.16%+            3.27%+             1.27%++
 Net assets at end of period (000s)        $14,309           $15,982           $11,884            $9,322             $3,028
 Ratio of operating expenses to
    average net assets*                       1.65%(+)          1.75%             1.75%             1.75%              1.75%(+)
 Ratio of net investment income to
    average net assets*                       3.99%(+)          3.69%             4.06%             3.53%              1.54%(+)
*Reflects voluntary assumption of
    fees or expenses per share
    in each period (Note 3)                 $0.001            $0.002            $0.003            $0.004             $0.007

                                                                              CLASS C
                                      ----------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                           YEAR ENDED MARCH 31
                                      SEPTEMBER 30, 1997     -----------------------------------------------------------------
                                         (UNAUDITED)            1997              1996              1995               1994**
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $ 1.000           $ 1.000           $ 1.000           $ 1.000            $ 1.000
                                           -------           -------           -------           -------            -------
 Net investment income*                      0.025             0.047             0.051             0.042              0.021
 Dividends from net investment income       (0.025)           (0.047)           (0.051)           (0.042)            (0.021)
                                           -------           -------           -------           -------            -------
 Net asset value, end of period            $ 1.000           $ 1.000           $ 1.000           $ 1.000            $ 1.000
                                           =======           =======           =======           =======            =======
 Total return                                 2.53%++           4.78%+            5.20%+            4.31%+             2.08%++
 Net assets at end of period (000s)        $13,796           $14,710           $16,191            $7,886             $1,786
 Ratio of operating expenses to
    average net assets*                       0.65%(+)          0.75%             0.75%             0.75%              0.75%(+)
 Ratio of net investment income to
    average net assets*                       4.99%(+)          4.69%             5.03%             4.66%              2.54%(+)
*Reflects voluntary assumption of
    fees or expenses per share
    in each period (Note 3)                 $0.001            $0.002            $0.003            $0.003             $0.006

-----------------------------------------------------------------------------------------------------------------------------------
 ** June 1, 1993 (commencement of share class designations) to March 31, 1994.
(+) Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the
    Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

STATE STREET RESEARCH MONEY MARKET FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                              CLASS D
                                      ----------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                           YEAR ENDED MARCH 31
                                      SEPTEMBER 30, 1997     -----------------------------------------------------------------
                                         (UNAUDITED)            1997              1996              1995               1994**
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $ 1.000           $ 1.000           $ 1.000           $ 1.000            $ 1.000
                                           -------           -------           -------           -------            -------

 Net investment income*                      0.020             0.037             0.041             0.032              0.013

 Dividends from net investment income       (0.020)           (0.037)           (0.041)           (0.032)            (0.013)
                                           -------           -------           -------           -------            -------
 Net asset value, end of period            $ 1.000           $ 1.000           $ 1.000           $ 1.000            $ 1.000
                                           =======           =======           =======           =======            =======
 Total return                                 2.02%++           3.72%+            4.16%+            3.28%+             1.30%++
 Net assets at end of period (000s)           $831              $959            $1,964              $842               $174
 Ratio of operating expenses to
    average net assets*                       1.65%(+)          1.75%             1.75%             1.75%              1.75%(+)
 Ratio of net investment income to
    average net assets*                       3.98%(+)          3.68%             4.08%             3.30%              1.54%(+)
*Reflects voluntary assumption of
    fees or expenses per share
    in each period (Note 3)                 $0.001            $0.002            $0.003            $0.005             $0.002

                                                                         CLASS E
                                      ----------------------------------------------------------------------------------------
                            SIX MONTHS ENDED                           YEAR ENDED MARCH 31
                           SEPTEMBER 30, 1997     ----------------------------------------------------------------------------
                              (UNAUDITED)          1997              1996             1995            1994**          1993
------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
beginning of period            $ 1.000           $ 1.000           $ 1.000          $ 1.000          $ 1.000         $ 1.000
                               -------           -------           -------          -------          -------         -------

 Net investment income*          0.025             0.047             0.051            0.042            0.025           0.028

 Dividends from net
    investment income           (0.025)           (0.047)           (0.051)          (0.042)          (0.025)         (0.028)
                               -------           -------           -------          -------          -------         -------
 Net asset value, end
    of period                  $ 1.000           $ 1.000           $ 1.000          $ 1.000          $ 1.000         $ 1.000
                               =======           =======           =======          =======          =======         =======
 Total return                     2.53%++           4.78%+            5.20%+           4.31%+           2.48%+          2.88%+
 Net assets at end of
    period (000s)             $202,911          $192,360          $197,109         $150,491         $138,129        $149,831
 Ratio of operating
    expenses to average
    net assets*                   0.65%(+)          0.75%             0.75%            0.75%            0.75%           0.75%
 Ratio of net
    investment income to
    average net assets*           5.00%(+)          4.69%             5.06%            4.26%            2.46%           2.84%
*Reflects voluntary
  assumption of fees or
  expenses per share
  in each period (Note 3)        $0.001            $0.002            $0.003           $0.006           $0.003          $0.001

-----------------------------------------------------------------------------------------------------------------------------------
 ** June 1, 1993 (commencement of share class designations) to March 31, 1994.
*** Effective November 30, 1993, the Fund discontinued offering Class A shares and any existing Class A shares were redesignated Class E shares. Net investment income and dividends amounted to $.011 per share for Class A shares during the period June 1, 1993 (commencement of share class designations) to November 30, 1993.
(+) Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the
    Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
 ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.